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EXHIBIT 32.1

                            LAM RESEARCH CORPORATION

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Lam Research Corporation (the "Company") on Form 10-Q for the fiscal period ending December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James W. Bagley, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 6, 2004



                                       /s/ James W. Bagley
                                       ------------------------------------
                                       James W. Bagley
                                       Chairman and Chief Executive Officer